EXHIBIT 32

SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

        Each of Brian D. Fitzgerald, Chief Executive Officer, and William R. Schlueter, Chief Financial Officer, of Security Capital Corporation, a Delaware corporation (the "Company"), hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The quarterly report on Form 10-Q of the Company for the quarter March 31, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, (15 U.S.C. 78m), and

        (2)   The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

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CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER
/s/ BRIAN D. FITZGERALD Brian D. Fitzgerald	/s/ WILLIAM R. SCHLUETER William R. Schlueter
Date: May 17, 2004	Date: May 17, 2004

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.